Catalyst/Princeton Floating Rate Income Fund

Class A: CFRAX Class C: CFRCX  Class I: CFRIX

a series of

Mutual Fund Series Trust (the "Trust")

17605 Wright Street

 Omaha NE 68130

Supplement dated March 26, 2013 to the Prospectus and Summary Prospectus, each dated December 26, 2012

The information in this Supplement amends certain information contained in the currently effective Prospectus and Summary Prospectus for the Fund, each dated December 26, 2012, and should be read in conjunction with such Prospectus and Summary Prospectus.

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The fourth paragraph under the sections of the Prospectus entitled “Fund Summary - Principal Investment Strategies” and “Additional Information about the Funds’ Principal Investment Strategies and Related Risks – Principal Investment Strategies” and the fourth paragraph under the section in the Summary Prospectus entitled “Fund Summary – Principal Investment Strategies” are replaced in their entirety by the following:

The Fund may invest up to 20% of its assets, measured at the time of purchase, in a combination of one or more of the following types of U.S. dollar denominated investments: senior or subordinated fixed rate debt instruments, including notes and bonds, whether secured and unsecured; and short-term debt obligations, repurchase agreements and cash and cash equivalents that do not otherwise qualify as floating rate debt. Additionally, the Fund may receive equity securities from capital restructurings related to the floating rate securities in which it invests. The Fund’s Sub-Advisor may sell or hold the equity securities received incidental to these investments for a period of time depending on market conditions.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information, each dated December 26, 2012, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.